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                                                                   Exhibit 23a



                       Consent of Independent Auditors


The Board of Directors
Varity Corporation:

We consent to the use of our report incorporated herein by reference.



                                         KPMG Peat Marwick LLP

Buffalo, New York
October 3, 1995